UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14 Cambridge Center, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On November 23, 2004, the Registrant publicly disseminated a press release announcing the approval of TYSABRI® (natalizumab), formerly referred to as ANTEGREN®, as a treatment for relapsing forms of multiple sclerosis to reduce the frequency of clinical relapses. The FDA granted accelerated approval for TYSABRI following priority review based on one-year data from two Phase III clinical studies, the AFFIRM monotherapy trial and the SENTINEL combination trial with AVONEX® (Interferon beta-1a). The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	The Registrant’s Press Release dated November 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.

By:	/s/ Anne Marie Cook

Anne Marie Cook
Vice President, Chief Corporate Counsel

Date: November 30, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Registrant’s Press Release dated November 23, 2004